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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                               SEPTEMBER 12, 2000

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                        COVAD COMMUNICATIONS GROUP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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         DELAWARE                      000-25271                77-0461529
(State or Other Jurisdiction          (Commission             (IRS Employer
    Of Incorporation)                 File Number)          Identification No.)


       2330 CENTRAL EXPRESSWAY                                     95050
       SANTA CLARA, CALIFORNIA                                  (Zip Code)
(Address Of Principal Executive Offices)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (408) 987-1000


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ITEM 5. OTHER EVENTS

     On September 11, 2000, Covad Communications Group, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. EXHIBITS

     4.1 Stock Purchase Agreement between SBC Communications Inc. and Covad Communications Group, Inc., dated September 10, 2000.

     4.2 Resale and Marketing Agreement between SBC Communications Inc. and Covad Communications Group, Inc., dated September 10, 2000.

     99.1 Press Release dated September 11, 2000.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             COVAD COMMUNICATIONS GROUP, INC.

Date:    September 12, 2000                  By:/s/ Dhruv Khanna
                                                -----------------------------
                                                DHRUV KHANNA
                                                EXECUTIVE VICE PRESIDENT,
                                                GENERAL COUNSEL AND SECRETARY


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                                  EXHIBIT INDEX

      EXHIBIT   DESCRIPTION
      -------   -----------

       4.1      Stock Purchase Agreement between SBC
                Communications Inc. and Covad Communications
                Group, Inc., dated September 10, 2000.

       4.2      Resale and Marketing Agreement between SBC
                Communications Inc. and Covad Communications
                Group, Inc., dated September 10, 2000.

       99.1     Press Release dated September 11, 2000.


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